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                                                                    EXHIBIT 10.1


                                RAZORFISH, INC.


         THE AMENDED AND RESTATED 1997 STOCK OPTION AND INCENTIVE PLAN








                                RAZORFISH, INC.
                         107 GRAND STREET, THIRD FLOOR
                           NEW YORK, NEW YORK 10013
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                                RAZORFISH, INC.

         THE AMENDED AND RESTATED 1997 STOCK OPTION AND INCENTIVE PLAN


          Razorfish, Inc. established the 1997 Stock Option and Incentive Plan (the "Plan") promoting the growth and profitability of Razorfish, Inc. (the "Company") by providing its directors, key employees, consultants and any other persons who perform substantial services for or on behalf of the Company, its subsidiaries and certain other entitics with an incentive to achieve long-term corporate objectives, to attract and retain persons of outstanding competence, and to provide such persons with an equity interest in the Company. The subsidiaries of the Company included in this Plan (the "Subsidiaries" shall be any subsidiary of the Company as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code").

     1.   STOCK SUBJECT TO PLAN. An aggregate of 2,345,096 shares (the "Shares")
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of the common Stock, par value $.01 per share ("Common Stock") of the Company may be subject to awards granted under the Plan. Such Shares may be authorized by unissued Common Stock or authorized and issued Common Stock that has been or may be acquired by the Company. Shares that are subject to an award which expires or is terminated unexercised, or which are reacquired by the Company upon the forfeiture of restricted Shares, shall again be available for issuance under the Plan.

     2.   ADMINISTRATION.
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          A.  COMMITTEE. The Plan shall be administered by the Compensation
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     Committee (the "Committee") of the Board of Directors of the Company (the
     "Board"). The Committee shall be comprised of the entire Board or, if the Board so determines, of two or more members of the Board.

          B.  POWERS AND DUTIES. The Committee shall have the authority to make
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     rules and regulations governing the administration of the Plan; to select the eligible directors, employees and consultants to whom awards shall be granted; to determine the type, amount, size and terms of awards; to determine the time when awards shall be granted; to determine whether any restrictions shall be placed on Shares purchased pursuant to any option or issued pursuant to any award; and to make all other determinations need not be uniform, and may be made by it selectively among persons who are eligible to receive awards under the Plan, whether or not such persons are similarly situated. All interpretations, decision, or determinations made by the Committee pursuant to the Plan shall be final and conclusive.

     3.  ELIGIBILITY. All employees of the Company or any of its Subsidiaries
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(including officers, whether or not they are members of the Board of Directors)
who are employed at the time of the adoption of this Plan or thereafter, any directors of the Company and any other consultants or persons who perform substantial services for or on behalf of the Company or any of its Subsidiaries, affiliates or any entity in which the Company has an interest (collectively, the

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"optionees") shall be eligible to be granted Non-incentive Stock Options to purchase shares of Common Stock under this Plan. All employees of the Company or any of its Subsidiaries who are employed at the time of adoption of this Plan or thereafter shall be eligible to be granted Incentive Stock Options under this Plan. A person who has been granted an award under this Plan, or under any predecessor plan, may be granted additional awards if the Committee shall so determine. Except to the extent otherwise provided in the agreement evidencing an award, the granting of an award under this Plan shall not affect any outstanding award previously granted under this Plan or under any other plan of the Company.

     4.   AWARDS. The Committee may make awards to eligible persons in the form
          -------
of stock options which are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Code, or stock options which are not intended to so qualify ("Nonqualified Options" and together with Incentive Stock Options, "Options"), or awards of restricted stock, or any combination thereof.

     5.   STOCK OPTIONS. A stock option granted pursuant to the Plan shall
          -------------
entitle the optionee, upon exercise, to purchase Shares at a specified price during a specified period. Options shall be subject to such terms and conditions as the Committee shall from time to time approve; provided, that each option
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shall be subject to the following requirements:

          A.  TYPE OF OPTION. Each option shall be identified in the agreement
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     pursuant to which it is granted as an Incentive Stock Option or as a
     Nonqualified Option, as the case may be.

          B.  TERM. No option shall be exercisable more then 121 months after
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     the date on which it is granted.

          C.  PAYMENT. The purchase price of Shares subject to an option shall
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     be payable in full at the time the option is exercised. Payment may be made in cash, in shares of Common Stock having an aggregate fair market value on the date of exercise which is not less than the option price, or by a combination of cash and such shares, as the Committee may determine, and subject to such terms and conditions as the Committee deems appropriate.

          D.  MANNER OF EXERCISE. To the extent that an option is exercisable,
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     options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in Section 5(c) hereof. Upon such exercise, delivery of a certificate for paid-up, non-assessable shares shall be made by the Company to the person or persons exercising the option within 30 business days after receipt of such notice by the Company.

          E.  OPTIONS NOT TRANSFERABLE. Options shall not be transferable except
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     to the extent permitted by the agreement evidencing such option; provided, that in no event

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shall any option be transferable by the optionee, other than by will or the laws of decent and distribution. Options shall be exercisable during an optionee's lifetime only by such optionee. If, pursuant to the agreement evidencing any option, such option remains exercisable after the optionee's death, it may be exercised, to the extent permitted by such agreement, by the personal representative of the optionee's estate or by any person who acquired the right to exercise such option by bequest, inheritance, or otherwise by reason of the optionee's death.

     F.   INCENTIVE STOCK OPTIONS.
          -----------------------

          (A) If an option is an Incentive Stock Option, it shall be subject to the following additional requirements:

               I. Incentive Stock Options may be granted only to persons who are employees of the Company or its Subsidiaries.

               II. The purchase price of Shares that are subject to an Incentive Stock Option shall not be less than 100% of the fair market value of such Shares at the time the option is granted, as determined in good faith by the Committee.

               III. The aggregate fair market value (determined at the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable by the optionee for the first time during any calendar year, under this Plan or any other plan of the Company, shall not exceed $100,000.

               IV. An Incentive Stock Option shall not be exercisable more than ten years after the date on which it is granted.

               V. The purchase price of Shares that are subject to an Incentive Stock Option granted to an employee who, at the time such option is granted, owns 10% or more of the total combined voting power of all classes of stock of the Company shall not be less that 110% of the fair market value of such Shares on the date such option is granted, and such option may not be exercisable more than five years after the date on which it is granted. For the purposes of this subparagraph, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee.

          (B) Subject to the foregoing, options may be made exercisable in one or more installments, upon the happening of certain events, upon the fulfillment of certain conditions, or upon such other terms and conditions as the Committee shall determine.

     G.  MODIFICATION OF OUTSTANDING OPTIONS. Subject to any applicable
         -----------------------------------
limitations contained herein, the Board of Directors may authorize the amendment of any outstanding option with the consent of the optionee when and subject to such conditions

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     as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan. Without limiting the foregoing, the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of Shares and having, at the discretion of the Board and subject to Section 5(f) hereof, an exercise price, in the case of options designated as non-qualified stock options, as shall be determined by the Committee and, in the case of options designated as incentive stock options, of not less than one hundred percent (100%) of the fair market value of the Common Stock on the new grant date.

          H.  DISQUALIFYING DISPOSITION. If an optionee makes a "disposition"
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     (within the meaning of Section 424(c) of the Code) of shares of Common
     Stock issued upon exercise of an incentive stock option within two years from the date of grant or within one year from the date the shares of Common Stock are transferred to the optionee, the optionee shall, within ten days of disposition, notify the Board in order that any income realized as a result of such disposition can be properly reported by the Company on IRS forms W-2 or 1099.

          I.  PUBLIC OFFERING. In the event that a direct or indirect "parent
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     corporation" of the Company that has a Stock Option Plan consummates a
     "public offering", and such parent corporation agrees to allow participants in the Plan to exchange options granted under the Plan for options in the stock option plan of the parent corporation, the Committee shall determine the terms of the conversion which shall be no less than the fair market value of the Shares on the effective date of the exchange, as determined in good faith by the Board. Upon the consummation of such exchange, the Plan shall be terminated. For purposes of this Section 5(i), the term "parent corporation" shall have the meaning ascribed to such tenn is Section 424(e) of the Code and the term "public offering" shall mean an offering of any class of equity securities of the parent corporation pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), in which the aggregate gross proceeds received by the parent corporation in connection with such registration statement equals or exceeds $10 million, and such class of equity securities is listed for trading on the New York Stock Exchange or the American Stock Exchange or authorized for trading on NASDAQ, including without limitation its National Market System.

     6.  RESTRICTED STOCK. Restricted stock awards granted pursuant to the Plan
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shall entitle the holder to receive Shares, subject to forfeiture if specified conditions are not satisfied at the end of a specified period. Restricted stock awards shall be subject to such terms and conditions as the Committee shall from time to time approve; provided, that each award shall be subject to the following requirements:

         A.  RESTRICTED PERIOD. The Committee shall establish a period (the
             -----------------
     "Restricted Period") of not more than five years, commencing on the date of award, during which the holder will not be permitted to sell, transfer, pledge, encumber, or

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assign the Shares subject to the award. Within these limits, the Committee may provide for the lapse of restrictions in installments, or upon the occurrence of certain events, where deemed appropriate, or for the immediate vesting of the Shares. Any attempt by a holder to dispose of restricted Shares in a manner contrary to the applicable restrictions shall be void, and of no force and effect.

     B.  RIGHTS DURING RESTRICTED PERIOD. Except to the extent otherwise
         -------------------------------
provided in this paragraph 6 or under the terms of any restricted stock agreement, during the Restricted Period, the holder of restricted Shares shall have all of the rights of a stockholder in the Company with respect to such Shares, including the right to vote the Shares and to receive dividends and other distributions with respect to the Shares; provided, that all stock
                                                --------
dividends, stock rights, and stock issued upon split-ups or reclassifications of Shares shall be subject to the same restrictions as the Shares with respect to which such stock dividends, rights, or additional stock are issued, and may be held in custody as provided below in this paragraph 6 until the restrictions thereon shall have lapsed.

     C.  FORFEITURES. Except to the extent otherwise provided in the restricted
         -----------
stock agreement, all Shares then subject to any restriction shall be forfeited to the Company without future obligation of the Company to the holder thereof, and all rights of the holder with respect to such Shares shall terminate, if the holder shall cease to be a director, employee or consultant of the Company, or if any condition established by the Committee for the release of any restriction shall not have occurred, prior to the expiration of the Restricted Period.

     D.  CUSTODY. The committee may provide that the certificates evidencing
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restricted Shares shall be held in custody by a bank or other institution, or by the Company, until the restrictions thereon have lapsed, and may require that the holder of any restricted Shares shall have delivered to the Company one or more stock powers, endorsed in blank, relation to the restricted Shares as a condition of receiving the award.

     E.  CERTIFICATES. A recipient of a restricted stock award shall be issued a
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certificate or certificates evidencing the Shares subject to such award. Such certificates shall be registered in the name of the recipient, and may bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, which legend shall be in substantially the following form:

     "The transferability of this certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture) of the Amended and Restated Razorfish, Inc. 1997 Stock Option and Incentive Plan and an Agreement entered into between the registered owner and Razorfish, Inc. Copies of such Plan and Agreement are on file in the office of Razorfish, Inc."

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          F.  GIFTS, ETC. Notwithstanding any other provision of this paragraph
              ----------
     6, the Committee may permit a gift of restricted stock to the holder's spouse, child, stepchild, grandchild, or legal dependent, or to a trust whose sole beneficiary or beneficiaries shall be the holder and/or any one or more of such persons; provided, that the donee shall have entered into an agreement with the Company pursuant to which it agrees that the restricted stock shall be subject to the same restrictions in the hands of such donee as it was in the hands of the donor.

     7.   AGREEMENTS. Each option or award granted pursuant to the Plan shall be
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evidenced by an agreement setting forth the terms and conditions upon which it is granted. Multiple options or awards may be evidenced by a single agreement. Subject to the limitations set forth in the Plan, the Committee may, with the consent of the person to whom an award has been granted, amend any such agreement to modify the terms or conditions governing the award evidenced thereby.

     8.   ADJUSTMENTS. In the event of any change in the outstanding Shares of
          -----------
Common Stock by reason of any stock dividend or split, recapitalization, reclassification, combination, or exchange of Shares or other similar corporate change, then if the Committee shall determine, in its sole discretion, that such change necessarily or equitably requires an adjustment in the maximum number of Shares subject to this Plan, such adjustments shall be made by the Committee and shall be conclusive and binding for all purposes of this Plan. No adjustment shall be made in connection with the issuance by the Company of any warrants, rights, or options to acquire additional Common Stock or of securities convertible into Common Stock. Notwithstanding the foregoing, if any adjustment in the number of shares which may be issued and sold pursuant to Options is required by the Code or regulations issued pursuant thereto to be approved by the shareholders in order to enable the Company to issue Incentive Stock Options pursuant to this Plan, then no such adjustment shall be made without the approval of the shareholders.

     9.   MERGER, CONSOLIDATION, REORGANIZATION, LIQUIDATION, ETC. Subject to
          -------------------------------------------------------
the provisions of the agreement evidencing any award, if the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board of Directors of the Company shall have the power to make any arrangement it deems advisable with respect to outstanding awards and in the number of Shares subject to this Plan, which shall be binding for all purposes of this Plan, including, but not limited to, the substitution of new awards for any awards then outstanding, the assumption of any such awards, and the termination of such awards.

     10.  EXPENSES OF PLAN. The expenses of administering this Plan shall be
          ----------------
borne by the Company.

     11.  RELIANCE ON REPORTS. Each member of the Committee and each member of
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the Board of Directors shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the company and upon any other information furnished in connection with this Plan by any person or persons other than himself. In no event shall any

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person who is or shall have been a member of the Committee or of the Board of
Directors be liable for any determination made or other action taken or omitted in reliance upon any such report or information, or for any action taken or omitted, including the furnishing of information, in good faith.

     12.  RIGHTS AS STOCKHOLDER. Except to the extent otherwise specifically
          ---------------------
provided herein, no recipient of any award shall have any rights as a stockholder with respect to Shares sold or issued pursuant to the Plan until certificates for such Shares have been issued to such person.

     13.  GENERAL RESTRICTIONS.
          --------------------

          a. Each award granted pursuant to the Plan shall be subject to the requirement that if, in the opinion of the Committee:

               i. the listing, registration, or qualification of any Shares related thereto upon any securities exchange or under any state or federal law;

               ii.  the consent or approval of any regulatory body; or

               iii. an agreement by the recipient with respect to the disposition of any such Shares;

     is necessary or desirable as a condition of the issuance or sale of such Shares, such award shall not be consummated unless and until such listing, registration, qualification, consent, approval, or agreement is effected or obtained in form satisfactory to the Committee.

          b. The Company shall be under no obligation to qualify shares subject to any award or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issuance of shares subject to any award or the issuance of such shares to be exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereinafter amended, except as otherwise agreed to by the Company in writing in its sole discretion.

     14.  PURCHASE FOR INVESTMENT: RIGHTS OF HOLDER ON SUBSEQUENT REGISTRATION.
          --------------------------------------------------------------------
Unless and until the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the 1933 Act, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any

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such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

     In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus, offering circular or any other document that is reasonable necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

     15.  EMPLOYMENT RIGHTS. Nothing in this Plan, or in any agreement entered
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into hereunder, shall confer upon any person the right to continue to serve as a director, employee or consultant of the Company, or affect the right of the Company to terminate such person's service at any time, with or without cause.

     16.  WITHHOLDING. If the Company proposes or is required to issue Shares
          -----------
pursuant to the Plan, it may require the recipient to remit to it, or may withhold from such award or from the recipient's other compensation, an amount, in the form of cash or Shares, sufficient to satisfy any applicable federal, state, or local tax withholding requirements prior to the delivery of any certificates for such Shares.

     17.  AMENDMENTS. The Board of Directors of the Company may at any time, and
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from time to time, amend the Plan in any respect, except that no amendment:

          a. increasing the number of Shares available for issuance pursuant to the Plan (other than as permitted by paragraphs 8 and 9);

          b. changing the classification of persons eligible to participate in the Plan; or

          c. materially increasing the benefits accruing to participants under the Plan;

shall be made without the affirmative vote of stockholders holding at least a majority of the voting stock of the company represented in person or by proxy at a duly held stockholders' meeting.

     18.  STOCKHOLDER APPROVAL. The Plan shall become effective upon adoption by
          --------------------
the Board; provided, however, that the Plan shall be submitted for approval by the stockholders of

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the Company no earlier than 12 months prior to, and no later than 12 months after, the date of adoption of the Plan by the Board of Directors. Should the stockholders of the Company fail to approve the Plan as set forth in the preceding sentence, all incentive stock options granted thereunder shall be and become non-qualified stock options.

     19.  DURATION. No option or rights shall be granted under the Plan after
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          the earlier of: (a) the date on which the Plan is terminated by the
Board of Directors of the Company; or (b) February 24, 2007.

     20.  CORRECTIONS OF PLAN. The Board of Directors may correct any defect or
          -------------------
any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem desirable to more fully implement the intent or the Plan and shall be the sole and final judge of such expediency.

     21.  GOVERNING LAW. The Plan and all options and restricted stock awards
          -------------
shall be governed by and construed under the laws of the State of New York, without giving effect to principles of conflicts of law.

     22.  NOTICES. Any communication or notice required or permitted to be given
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under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to the attention of the President at the Company's principal place of business; and, if to an optionee, to his or her address as it appears on the records of the Company.

     23.  HEADINGS. The headings contained in this Plan are for convenience of
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reference only and in no way define, limit or describe the scope or intent of the Plan or in any way affect this Agreement.

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